EXHIBIT 10.48
FOURTH AMENDMENT TO LEASE AGREEMENT
     THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Fourth Amendment”) is made as of March 28, 2007, by and between ARE-10505 ROSELLE STREET, LLC, a Delaware limited liability company (“Landlord”), and
SGX PHARMACEUTICALS, INC., a Delaware corporation, formerly known as Structural Genomix, Inc. (“Tenant”).
RECITALS
     A. Landlord and Tenant are parties to that certain Lease Agreement dated as of September 20, 1999, as amended by that certain First Amendment to Lease Agreement dated as of May 31, 2000, as amended by that certain Second Amendment to Lease dated as of May 18, 2000, and as further amended by that certain Third Amendment to Lease dated as of August 30, 2005 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain space containing approximately 17,603 rentable square feet in a building located at 10505 Roselle Street, San Diego, California. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.
     B. The Term of the Lease expires June 30, 2007.
     C. Landlord and Tenant desire, subject to the terms and conditions set forth herein, to amend the Lease to extend the Term through December 31, 2007.
     NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.	Term. The definition of Term on the first page of the Lease is hereby deleted in its entirety and replaced with the following:
          “Term: From the Commencement Date until December 31, 2007.”
2.	Base Rent. Tenant shall continue to pay Base Rent for the Premises as required pursuant to the Lease through the expiration of the Term.

3.	Right to Extend Term. Section 39 of the Lease is hereby deleted in its entirety, and Tenant acknowledges and agrees that Tenant has no further right under the Lease to extend the Term.

4.	Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

5.	Miscellaneous.
(a) This Fourth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fourth Amendment may be amended only by an agreement in writing, signed by the parties hereto.
(b) This Fourth Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.
(c) This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fourth Amendment attached thereto.
(d) Except as amended and/or modified by this Fourth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fourth Amendment. In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Lease, the provisions of this Fourth Amendment shall prevail. Whether or not specifically amended by this Fourth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fourth Amendment.
[Signatures are on the next page.]

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

LANDLORD:	ARE-10505 ROSELLE STREET, LLC,
a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES,
L.P., a Delaware limited partnership,
managing member

		By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

			By:	/s/ Jennifer Pappas

			Its:	V.P. and Assistant Secretary

TENANT:	SGX PHARMACEUTICALS, INC.,
a Delaware corporation

	By:	/s/ Todd Myers

	Its:	CFO

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